UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  December 31, 2011

Date of reporting period:  December 31, 2011

Item 1. Report to Stockholders.

Corporate America CU
Short Duration Fund

Annual Report

www.corpamfunds.org	December 31, 2011

CORPORATE AMERICA CU SHORT DURATION FUND (UNAUDITED)

January 27, 2012

Dear Shareholders:

We are pleased to present you with the first annual report of the Corporate America CU Short Duration Fund (the Fund), which covers the seven full months from the inception of the Fund on May 26, 2011, through the end of the Fund’s fiscal year on December 31, 2011.

Market Overview

Financial markets were volatile during 2011 in reaction to the multiple political, natural disaster and sovereign debt crisis events around the world, yet the S&P 500 ended the year just where it began.  In an effort to keep longer-term interest rates low, the Fed announced a plan, known as “Operation Twist,” to reduce longer-term interest rates while also keeping shorter-term interest rates at or near the current levels of 0%.  As a result, the 10-year Treasury yield that started 2011 at 3.36% fell to 1.89% by year-end.  Similarly, the 1-month Treasury yield that started 2011 at .11% fell to .01% by year-end.  On January 25, 2012, the Fed announced that it intends to keep rates low until 2014, so it appears that the market will continue to be rate-challenged for the foreseeable future.

Fund Performance

Since the inception of the Fund (on May 26, 2011) through the period ended December 31, 2011, the Fund provided an annualized distribution yield of 1.49% and an annualized 30-day SEC yield of 1.91%.  Total Return (which reflects the performance of the Fund at the Net Asset Value of Institutional Class shares, with all distributions reinvested) was 1.38% since inception (May 26, 2011).  However, because the Fund is so new, we believe that Total Return does not represent an appropriate measure of performance for the Fund at this time.  (Total Return will be a more appropriate performance measure once the Fund has 12 months of returns, in our opinion.)  But because it is the Total Return performance that is comparable to the benchmark, we mention Total Return performance for the narrow purpose of providing Shareholders with a comparison of the performance of the Fund to its benchmark.  The benchmark for the Fund is the BofA Merrill Lynch 3-Month Treasury Bill Index; for the same period (May 26, 2011 through December 31, 2011), the benchmark index was .03%.  Therefore, when measuring performance based on Total Return, the Fund outperformed its benchmark by 1.35% since inception.

Portfolio Review

At December 31, 2011, the Fund portfolio was primarily comprised of U.S. Government Agency Issues (78.8% in Federal National Mortgage Association, and Small Business Administration Loan Pools) and a few Asset-Backed Securities (17.4% in Federal Family Education Loan Program-backed Student Loan Marketing Association Student Loan Trust Securities); the remainder was in cash and short term equivalents (3.8%).  The positive performance of the Fund, as compared to the benchmark, is attributable to negligible economic impact on Agencies, as compared to Treasuries, during the Quarter.  At December 31, 2011, the average portfolio duration of the Fund (as calculated by index duration for floating rate products and effective duration for fixed rate products) was .26 years, which is well below the maximum duration specified in the prospectus.  All the underlying investments that comprise the Fund are permitted by National Credit Union Administration Regulation §703 and §704 (investments that are permitted by only one of the regulations are not eligible for investment by the Fund).

Market Outlook

On the domestic front, the economy seems to be improving slightly.  The unemployment rate has fallen, manufacturing is picking up, employers are hiring, and employees are working more hours.  We are hopeful that consumer lending will pick up modestly in 2012.  Generally we would expect to see long-term interest rates begin to rise in anticipation of economic growth.  However, the Federal Reserve has announced its plan to keep rates low through 2014.  In Europe, the situation is worse.  The

CORPORATE AMERICA CU SHORT DURATION FUND (UNAUDITED)

Euro currency has declined and the 3-month London Interbank Offered Rate (LIBOR) is more than twice the Fed Funds rate.  European banks are so “loaded up” with the sovereign debt of the countries in dire economic straits that they are taking very little risk, even within a short time horizon.  The entire banking sector appears to be risk adverse, which seems to be an example of fear hampering an economic recovery.  It is not yet clear how and when this cycle will subside.  We believe the result of these economic issues will be slow growth for the U.S. economy, and limited investment opportunities.

Credit Unions across the country are suffering from weak loan demand; low returns on short-term deposits; high stabilization fund assessments; and excessive regulation.  Without a material increase in income from loans, credit unions may look to their investment portfolios to generate increased income.  Unfortunately, there are very few short-term investments that yield as much as the cost of funds.  The Fund was developed to provide an investment alternative to assist natural person credit unions and corporate credit unions manage their investment portfolios.

Fund Outlook

Given our economic forecasts of very slow growth and continued market volatility, we believe that finding investment opportunities amid all the uncertainty will continue to be the challenge in 2012.  As we saw in 2011, the financial markets seem to overreact to both positive and negative news, with market volatility.  In this type of environment the Fund will seek to implement a strategy to hedge against the unlikely downside of rapidly rising short-term rates, and will seek to take advantage of the buying and selling opportunities that may occur in slightly dislocated markets.  The investment approach of the Fund remains constant: we will continue to seek yield in credit union permissible products, primarily in variable rate instruments and short, well-structured, fixed rate, mortgage products.

Lastly, I would like to welcome new shareholders to the Fund, and to thank all of our investors for your commitment to the Fund’s strategy of seeking a reasonable return on quality, credit union permissible, short duration debt securities.  We value your trust in this effort.

Sincerely,

Thomas D. Bonds
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings and is more exposed to individual security volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Not federally insured / Not a credit union obligation / Not credit union guaranteed / May lose value.

The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  S&P Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest directly in an index.

Distribution Yield is the most recent dividend per share (annualized) divided by the appropriate net asset value per share.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Opinions expressed are those of the Fund’s Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

This Shareholder Letter must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor

CORPORATE AMERICA CU SHORT DURATION FUND (UNAUDITED)

Value of $10,000 Investment

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%)

Since Inception(1) to
December 31, 2011
Corporate America CU Short Duration Fund	1.38%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index(2)	0.03%

(1)	Inception date of the Fund was May 26, 2011.
(2)
The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. It is not possible to invest directly in an index.

CORPORATE AMERICA CU SHORT DURATION FUND (UNAUDITED)

Expense Example
December 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (07/01/11)	Value (12/31/11)	(07/01/11 to 12/31/11)
Corporate America CU Short Duration
Actual(2)	$1,000.00	$1,011.60	$2.48
Corporate America CU Short Duration
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the period since inception/365 (to reflect the period since inception).

(2)	Based on the actual returns for the six-month period ended December 31, 2011 of 1.16%.

CORPORATE AMERICA CU SHORT DURATION FUND (UNAUDITED)

Sector Allocation (% of net assets)
as of December 31, 2011(1)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments
December 31, 2011

Description	Par	Value
U.S. GOVERNMENT AGENCY ISSUES – 78.8%
Federal National Mortgage Association
Series 2005-59, Class PC	$5,000,000	$5,169,572
5.500%, 03/25/2031
Small Business Administration*
3.075%, 07/25/2015, #508923	1,496,596	1,549,678
3.595%, 07/25/2017, #508860	3,327,329	3,517,332
3.075%, 08/25/2020, #508897	3,159,271	3,361,693
4.152%, 12/25/2021, #521781	6,495,814	7,192,465
3.075%, 01/25/2022, #508962	2,165,474	2,322,919
4.056%, 04/25/2023, #521816	2,631,851	2,913,334
4.140%, 02/25/2024, #521828	3,870,726	4,289,278
4.155%, 02/25/2024, #521821	4,871,702	5,400,737
3.325%, 03/25/2027, #509107	7,228,672	7,874,477
2.575%, 06/25/2030, #508940	4,461,463	4,813,896
2.575%, 10/25/2035, #508904	6,730,531	7,249,616
3.770%, 06/25/2036, #521808	3,389,409	3,831,883
3.385%, 08/25/2036, #521824	4,957,130	5,527,082
3.250%, 10/25/2036, #509106	3,370,582	3,722,156
Total U.S. Government Agency Issues
(Cost $68,194,329)		68,736,118

ASSET-BACKED SECURITIES* – 17.4%
SLM Student Loan Trust
Series 2008-5, Class A4
2.118%, 07/25/2023	6,790,000	6,980,785
Series 2003-1, Class A5C
1.296%, 12/15/2032 (a)	4,040,596	3,796,266
Series 2003-4, Class A5A
1.296%, 03/15/2033 (a)	4,612,302	4,394,659
Total Asset-Backed Securities
(Cost $15,319,720)		15,171,710

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments – Continued
December 31, 2011

Description	Shares	Value
MONEY MARKET FUND – 3.0%
Invesco Treasury Portfolio, 0.020%*
(Cost $2,655,867)	2,655,867	$2,655,867
Total Investments – 99.2%
(Cost $86,169,916)		86,563,695
Other Assets and Liabilities, Net – 0.8%		672,075
Total Net Assets – 100.0%		$87,235,770

*	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2011.
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of December 31, 2011, the value of these investments were $8,190,925 or 9.4% of total net assets.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Assets and Liabilities
December 31, 2011

ASSETS:
Investments, at value
(cost $86,169,916)	$86,563,695
Receivable for investment securities sold	354,186
Interest receivable	386,715
Prepaid expenses	15,177
Total assets	87,319,773

LIABILITIES:
Payable to investment adviser	22,662
Payable to affiliates	22,446
Distribution payable	3,794
Accrued expenses	35,101
Total liabilities	84,003

NET ASSETS	$87,235,770

NET ASSETS CONSIST OF:
Paid-in capital	$86,904,969
Accumulated net realized loss on investments	(62,978)
Net unrealized appreciation on investments	393,779
Net Assets	$87,235,770

Shares outstanding, unlimited number of shares authorized without par value	8,674,810

Net asset value, redemption price and offering price per share	$10.06

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Operations
For the Period Ended December 31, 2011(1)

INVESTMENT INCOME:
Interest income	$497,585
Total investment income	497,585

EXPENSES:
Investment adviser fees	58,303
Fund administration & accounting fees	45,988
Federal and state registration fees	26,378
Trustee fees	17,947
Audit fees	17,587
Transfer agent fees	16,411
Other	11,101
Legal fees	8,448
Compliance fees	7,008
Custody fees	4,799
Postage & printing fees	3,964
Total expenses before reimbursement	217,934
Less: Reimbursement from investment adviser (Note 4)	(27,477)
Net expenses	190,457

NET INVESTMENT INCOME	307,128

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	164,096
Net change in unrealized appreciation on investments	393,779

Net realized and unrealized gain on investments	557,875

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$865,003

(1)	Inception date of the Fund was May 26, 2011.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Changes in Net Assets

For The Period Ended
December 31, 2011(1)
OPERATIONS:
Net investment income	$307,128
Net realized gain on investments	164,096
Net change in unrealized appreciation on investments	393,779
Net increase in net assets resulting from operations	865,003

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	45,050,000
Proceeds from shares issued from transfers in-kind	41,336,972
Proceeds from reinvestment of distributions	518,979
Payments for shares redeemed	(100,972)
Net increase in net assets resulting from capital share transactions	86,804,979

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(461,664)
From net realized gains	(72,548)
Total distributions to shareholders	(534,212)

TOTAL INCREASE IN NET ASSETS	87,135,770

NET ASSETS:
Beginning of period	100,000
End of period, including accumulated net investment income of $0	$87,235,770

TRANSACTIONS IN SHARES:
Shares sold	4,489,529
Shares issued from transfers in-kind	4,133,697
Shares issued to holders in reinvestment of dividends	51,621
Shares redeemed	(10,037)
Net increase	8,664,810

(1)	Inception date of the Fund was May 26, 2011.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.
	For the Period Ended
	December 31, 2011(1)
PER SHARE DATA:

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.05	(2)
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.14

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)
Dividends from net capital gains	(0.01)
Total distributions	(0.08)

Net asset value, end of period	$10.06

TOTAL RETURN	1.38	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$87.2
Ratio of expenses to average net assets:
Before expense reimbursement	0.56	%(4)
After expense reimbursement	0.49	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.72	%(4)
After expense reimbursement	0.79	%(4)
Portfolio turnover rate	35	%(3)

(1)	Inception date of the Fund was May 26, 2011.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized
(4)	Annualized

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements
December 31, 2011

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Corporate America CU Short Duration Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in obligations authorized under the Federal Credit Union Act, as determined by Corporate Financial Solutions, Inc. (the “Adviser”).  The Fund commenced operations on May 26, 2011.  The Fund currently offers one class, the Institutional Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income tax provision is required.  As of December 31, 2011, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the period ended December 31, 2011, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended December 31, 2011, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions – Distributions from net investment income are declared and recorded daily on the ex-date and are payable in cash or reinvested in additional shares of the Fund at net asset value on the last business day of each month.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually.  Distributions from net realized gains for book purposes may include short term capital gains.  All short term capital gains are included in ordinary income for tax purposes.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for fede-

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2011

ral income tax purposes.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended December 31, 2011, the Fund decreased paid-in capital by $10, increased net investment income by $154,536 and decreased accumulated net realized gain by $154,526.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2011

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term notes which mature after 60 days are valued at fair value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Issues	$—	$68,736,118	$—	$68,736,118
Asset-Backed Securities	—	15,171,710	—	15,171,710
Short-Term Investment	2,655,867	—	—	2,655,867
Total Investments in Securities	$2,655,867	$83,907,828	$—	$86,563,695

Transfers between levels are recognized at the end of the reporting period.  During the period ended December 31, 2011, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.15% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.49% of the Fund’s average daily net assets up to $1 billion and 0.39% for average daily net assets over $1 billion, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits.  The Operating Expense Limitation Agreement is in effect through at least April 30, 2012, subject thereafter to termination at any time with 60 days written notice and approval by the Trust’s Board of Trustees through April 30, 2013.  Prior to April 30, 2012, this Operating Expense Limitation Agreement cannot be terminated.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2014	$27,477

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2011

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the period ended December 31, 2011, the Fund incurred $45,988 in administration and fund accounting fees.

USBFS also serves as the transfer agent to the Fund.  For the period ended December 31, 2011, the Fund incurred $10,616 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended December 31, 2011, the Fund incurred $4,799 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended December 31, 2011, the Fund incurred $7,008 in compliance fees.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended December 31, 2011, were as follows:

	Purchases*	Sales
U.S. Government	$103,553,032	$19,668,697
Other	$—	$—

*	Purchases include securities transferred in-kind.

At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$86,169,916
Gross unrealized appreciation	$606,073
Gross unrealized depreciation	$(212,294)
Net unrealized appreciation	$393,779
Undistributed ordinary income	$—
Undistributed long-term capital loss	$—
Total distributable earnings	$—
Other accumulated gains/losses	$(62,978)
Total accumulated earnings (losses)	$330,801

The tax basis of investments for tax and financial reporting purposes differs, principally due to post-October losses of $62,978.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2011

The tax character of distributions paid during the period ended December 31, 2011 were as follows:

Ordinary Income	Long Term Capital Gains	Return of Capital	Total
$534,202	$—	$10	$534,212

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011.

6.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2011, Corporate America Credit Union, the parent company of the Adviser, owned 83.8% of the outstanding shares of the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Corporate America CU Short Duration Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Corporate America CU Short Duration Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period May 26, 2011 (commencement of operations), through December 31, 2011.  These financial statements and financial highlights are the responsibility of Fund management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate America CU Short Duration Fund as of December 31, 2011, the results of its operations, changes in its net assets, and the financial highlights for the period May 26, 2011 (commencement of operations), through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
February 24, 2012

CORPORATE AMERICA CU SHORT DURATION FUND

Trustees and Officers

Number of
		Term of	Portfolios		Other
	Position(s)	Office and	in Trust		Directorships
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	Held by
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Trustee

Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	5	Partner, Locke Lord LLP (a law firm)	None
615 E. Michigan St.		Term; Since		(2011-present); Partner, Cooley LLP
Milwaukee, WI 53202		April 2011		(a law firm) (2007-2011); Commissioner,
Age: 63				U.S. Securities and Exchange Commission
(2002-2007).

David A. Massart	Trustee	Indefinite	5	Co-Founder and Chief Investment Strategist,	None
615 E. Michigan St.		Term; Since		Next Generation Wealth Management, Inc.
Milwaukee, WI 53202		April 2011		(2005-present).
Age: 44

Leonard M. Rush, CPA	Trustee	Indefinite	5	Chief Financial Officer, Robert W. Baird & Co.	Anchor
615 E. Michigan St.		Term; Since		Incorporated, (2000-2011).	Bancorp
Milwaukee, WI 53202		April 2011			Wisconsin,
Age: 66					Inc. (2011-
present)

David M. Swanson	Trustee	Indefinite	5	Founder and Managing Principal, SwanDog	None
615 E. Michigan St.		Term; Since		Strategic Marketing, LLC (2006-present);
Milwaukee, WI 53202		April 2011		Executive Vice President, Calamos Investments
Age: 55				(2004-2006).

Interested Trustee
Robert J. Kern	Chairman,	Indefinite	5	Executive Vice President, U.S. Bancorp Fund	None
615 E. Michigan St.	and Trustee	Term; Since		Services, LLC (1994-present).
Milwaukee, WI 53202		January 2011
Age: 53

Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and Principal	Term, Since		Services, LLC (2002-present).
Milwaukee, WI	Executive	January 2011
53202	Officer
Age: 55

Robert M. Slotky	Vice	Indefinite	N/A	Senior Vice President, U.S. Bancorp Fund	N/A
2020 E. Financial Way,	President,	Term; Since		Services, LLC (2001-present).
Suite 100	Chief	January 2011
Glendora, CA 91741	Compliance
Age: 64	Officer and
Anti-Money
Laundering
Officer

CORPORATE AMERICA CU SHORT DURATION FUND

Trustees and Officers – Continued

Number of
		Term of	Portfolios		Other
	Position(s)	Office and	in Trust		Directorships
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	Held by
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Trustee

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp Fund Services,	N/A
615 E. Michigan St.	and Principal	Term; Since		LLC (2005-present).
Milwaukee, WI 53202	Financial	January 2011
Age: 39	Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel, U.S. Bancorp	N/A
615 E. Michigan St.		Term; Since		Fund Services, LLC (2011-present); Vice
Milwaukee, WI 53202		January 2011		President and Securities Counsel, Marshall &
Age: 41				Ilsley Trust Company N.A. (2007-2010);
Assistant Vice President and Counsel, U.S.
Bancorp Fund Services, LLC (2004-2007).

CORPORATE AMERICA CU SHORT DURATION FUND

Additional Information (Unaudited)
December 31, 2011

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-621-9258.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-621-9258.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2011, certain dividends paid by the Fund may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2011, was 0.00% for the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Corporate Financial Solutions, Inc.
4365 Crescent Road
Irondale, AL 35210

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-621-9258.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. (The registrant’s inception date was May 26, 2011 and, as such, there is only one fiscal year to present).  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2011
Audit Fees	$14,500
Audit-Related Fees	$0
Tax Fees	$ 2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal’s accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date     March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date     March 5, 2012

By (Signature and Title)*                    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     March 5, 2012

* Print the name and title of each signing officer under his or her signature.